Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings (loss) per share

Note 17 - Earnings (loss) per share

Basic earnings per ordinary share is computed by dividing income or loss available to the Company’s ordinary shareholders by the weighted average number of shares of basic ordinary shares outstanding. The Series B and C-1 convertible preferred stock which are convertible into shares of common stock of the Company, have the same dividend rights as the ordinary shares on an as-converted basis, and therefore qualify as participating securities in accordance with ASC 260. Net income allocated to the holders of the Company’s Series B and C-1 Preferred Stock is calculated based on the shareholders’ proportionate share of weighted average shares of ordinary shares outstanding on an if-converted basis. The terms of the Preferred shares do not include a contractual obligation to participate in the losses of the Company, and therefore the participating securities are not included in the calculation of EPS in the years in which there are losses.

For purposes of determining diluted earnings per ordinary share, basic earnings per ordinary share is further adjusted to include the effect of potential dilutive ordinary shares outstanding, including Series B and C-1 Preferred Stock using the if-converted method. Under the two-class method of calculating diluted earnings per share, net income is reallocated to ordinary stock, the Series B and C-1 Preferred stock and all other dilutive securities based on the contractual participating rights of the security to share in the current earnings as if all of the earnings for the period had been distributed. In the computation of diluted earnings per share, the two-class method and if-converted method for the Series B and C-1 Preferred Stock resulted in the same earnings per share amounts as the holder of the Series B and C-1 Preferred Stock had the same economic rights as the holders of the ordinary stock.

Basic and diluted net earnings (loss) per ordinary share for each of the years presented are calculated as follows:

	Year Ended December 31,
	2018	2017	2016
Numerator:
Net income (loss) attributable to NCF Wealth Holding Limited	$60,284,971	$35,987,631	$(13,157,161)
Less: Net income allocated to participating securities	2,848,612	1,700,503	-
Net income (loss) available to ordinary shareholders of NCF Wealth Holding Limited	57,436,359	34,287,128	(13,157,161)

Denominator:
Weighted average basic ordinary shares outstanding	1,091,569,209	1,091,569,209	1,088,230,612
Weighted average additional ordinary shares outstanding if preferred shares converted to ordinary shares (if dilutive)	54,137,425	54,137,425	-
Total weighted average common shares outstanding if preferred shares converted to ordinary shares	1,145,706,634	1,145,706,634	1,088,230,612

Income (loss) per ordinary share:
Basic	$0.05	$0.03	$(0.01)
Diluted	$0.05	$0.03	$(0.01)

The following ordinary share equivalents were excluded from the computation of diluted net earnings (loss) per share for the periods presented because including them would have been anti-dilutive:

	For the year ended December 31
	2018	2017	2016
Series B preferred shares	-	-	29,426,129
Series C-1 preferred shares	-	-	24,711,296